Table Of Contents

Page(s)
3	Earnings Release
Key Financial Data
7	Consolidated Balance Sheet
8	Consolidated Statement of Operations
9	FFO, Core FFO and Core AFFO
10	Adjusted EBITDA
11	Components of Net Asset Value
Operating Portfolio
12	Multifamily Operating Portfolio
13	Commercial Assets and Developable Land
14	Same Store Market Information
15	Same Store Performance
Debt
16	Debt Profile
17	Debt Summary and Maturity Schedule
Reconciliations and Additional Details
18	Annex 1: Transaction Activity
19	Annex 2: Reconciliation of NOI
20	Annex 3: Consolidated Statements of Operations and Non-GAAP Financial Footnotes
21	Annex 4: Unconsolidated Joint Ventures
22	Annex 5: Debt Profile Footnotes
23	Annex 6: Multifamily Property Information
23	Annex 7: Noncontrolling Interests in Consolidated Joint Ventures
25	Non-GAAP Financial Definitions
26	Company Information

V E R I S    R E S I D  E  N  T  I  A  L,    I N C.
NEWS RELEASE
For Immediate Release
Veris Residential, Inc. Reports Third Quarter 2024 Results

Raises Full-Year 2024 Guidance
JERSEY CITY, N.J., October 30, 2024 –– Veris Residential, Inc. (NYSE: VRE) (the “Company”), a forward-thinking, environmentally and socially conscious multifamily REIT, today reported results for the third quarter 2024.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net Income (Loss) per Diluted Share	$(0.10)	$(0.60)	$(0.12)	$(1.16)
Core FFO per Diluted Share	$0.17	$0.12	$0.49	$0.42
Core AFFO per Diluted Share	$0.19	$0.15	$0.58	$0.48
Dividend per Diluted Share	$0.07	$0.05	$0.18	$0.05

YEAR-TO-DATE HIGHLIGHTS

–Same Store multifamily Blended Net Rental growth rate of 4.6% for the quarter and 4.8% year to date.
–Year-over-year Normalized Same Store NOI growth of 8.4% for the third quarter and 8.0% year to date.
–Year-to-date Normalized Same Store NOI margin of 66.8%, a 130 basis point improvement from the same period last year.
–Reduced net debt by approximately $227 million since September 30, 2023, and refinanced $531 million of mortgage debt, leaving no remaining consolidated debt maturities until 2026.
–Raised guidance as a result of the favorable resolutions of certain non-controllable expenses and better-than-expected revenue growth.
–Core FFO guidance raised by over 13% at the low end and 7% at the high end, resulting in a revised range of $0.59 - $0.60.
–Same Store NOI guidance raised by 240 basis points at the low end and 120 basis points at the high end, resulting in a revised range of 5.4% - 6.2%.
–Named 2024 Regional Listed Sector Leader by GRESB for distinguished ESG leadership and performance, with the highest listed residential score in the U.S. and the third-best listed residential score worldwide.

	September 30, 2024	June 30, 2024	Change
Same Store Units	7,621	7,621	—%
Same Store Occupancy	95.1%	95.1%	—%
Same Store Blended Rental Growth Rate (Quarter)	4.6%	5.4%	(0.8)%
Average Rent per Home	$3,980	$3,923	1.5%

Mahbod Nia, Chief Executive Officer, commented, "Our portfolio continues to exhibit strong revenue growth, underpinned by robust demand for our premium properties and limited new supply in our key markets. I am extremely proud of the work our teams have done to mitigate controllable expense growth during a period of elevated inflation. These efforts, combined with a better than expected resolution of our non-controllable expenses last quarter, drove a substantial 17% year-over-year increase in Core FFO per share during the first nine months of the year, further improving our operating margin to 66.8% and allowing us to once again raise guidance."

SAME STORE PORTFOLIO PERFORMANCE

The following table shows Same Store performance:

($ in 000s)	Three Months Ended September 30,			Nine Months Ended September 30,
	2024	2023	%	2024	2023	%
Total Property Revenue	$75,843	$72,948	4.0%	$224,680	$212,227	5.9%
Controllable Expenses	13,452	13,543	(0.7)%	39,499	38,421	2.8%
Non-Controllable Expenses	10,572	11,596	(8.8)%	35,023	33,130	5.7%
Total Property Expenses	24,024	25,139	(4.4)%	74,522	71,551	4.2%
Same Store NOI	$51,819	$47,809	8.4%	$150,158	$140,676	6.7%
Less: Real Estate Tax Adjustments	—	20		—	1,689
Normalized Same Store NOI	$51,819	$47,789	8.4%	$150,158	$138,987	8.0%

In the third quarter, the Company renewed its property insurance program and finalized property taxes for its Jersey City assets, reducing Same Store non-controllable expenses by 8.8% for the quarter.

FINANCE AND LIQUIDITY

Approximately all of the Company's debt is hedged or fixed. The Company's total debt portfolio has a weighted average effective interest rate of 4.96% and weighted average maturity of 3.3 years.

Balance Sheet Metric ($ in 000s)	September 30, 2024	June 30, 2024
Weighted Average Interest Rate	4.96%	4.51%
Weighted Average Years to Maturity	3.3	3.1
Interest Coverage Ratio	1.7x	1.7x
Net Debt	$1,645,447	$1,646,023
TTM EBITDA	$140,682	$139,654
TTM Net Debt to EBITDA	11.7x	11.8x

During the third quarter, the Company repaid the $43 million mortgage on Signature Place and the $265 million mortgage on Liberty Towers using a combination of cash on hand, $145 million of additional draws on the Term Loan and a $157 million draw on the Secured Revolving Credit Facility. At quarter end, the Company had liquidity of approximately $170 million.

The $200 million Term Loan balance and $150 million of the Revolver were hedged with interest rate caps at a strike rate of 3.5%. The nine-month interest rate cap on the Revolver has not been designated as an effective accounting hedge to allow for flexibility should the Company repay a portion of the Revolver balance before the interest rate cap expires.
At the beginning of the third quarter, the Company successfully met Sustainable KPI provisions that resulted in a 5-basis-point spread reduction for all borrowings on the Term Loan and Revolver.

ESG

The Company has again been recognized by global and national real estate organizations for its accomplishments in ESG and DEI. Most significantly, GRESB designated the Company as a Regional Listed Sector Leader in the Residential category, a recognition highlighting the top GRESB assessment performers in the Americas. The Company achieved the highest listed residential score in the U.S. and third-best listed residential score worldwide, earning its third-consecutive 5 Star rating.

The Company was also recognized by Nareit with the Mid Cap Diversity Impact Award for its social responsibility policies.

DIVIDEND

The Company paid a dividend of $0.07 per share on October 16, 2024, for shareholders of record as of September 30, 2024.

GUIDANCE

The Company has raised its 2024 guidance ranges to reflect the favorable outcome of certain non-controllable expenses that were finalized in the third quarter and continued multifamily outperformance.

	Revised Guidance			Previous Guidance (July)
2024 Guidance Ranges	Low		High	Low		High
Same Store Revenue Growth	4.6%	—	5.0%	4.0%	—	5.0%
Same Store Expense Growth	2.5%	—	3.0%	4.5%	—	5.5%
Same Store NOI Growth	5.4%	—	6.2%	3.0%	—	5.0%

Core FFO per Share Guidance	Low		High
Net Loss per Share	$(0.15)	—	$(0.14)
Other FFO adjustments per share	$(0.16)	—	$(0.16)
Depreciation per Share	$0.90	—	$0.90
Core FFO per Share	$0.59	—	$0.60

CONFERENCE CALL/SUPPLEMENTAL INFORMATION

An earnings conference call with management is scheduled for Thursday, October 31, 2024, at 8:30 a.m. Eastern Time and will be broadcast live via the Internet at: http://investors.verisresidential.com.

The live conference call is also accessible by dialing (877) 451-6152 (domestic) or (201) 389-0879 (international) and requesting the Veris Residential third quarter 2024 earnings conference call.

The conference call will be rebroadcast on Veris Residential, Inc.'s website at:
http://investors.verisresidential.com beginning at 8:30 a.m. Eastern Time on Thursday, October 31, 2024.

A replay of the call will also be accessible Thursday, October 31, 2024, through Sunday, December 1, 2024, by calling (844) 512-2921 (domestic) or +1(412) 317-6671 (international) and using the passcode, 13747452.
Copies of Veris Residential, Inc.’s third quarter 2024 Form 10-Q and third quarter 2024 Supplemental Operating and Financial Data are available on Veris Residential, Inc.’s website under Financial Results.

In addition, once filed, these items will be available upon request from:
Veris Residential, Inc. Investor Relations Department
Harborside 3, 210 Hudson St., Ste. 400, Jersey City, New Jersey 07311
ABOUT THE COMPANY
Veris Residential, Inc. is a forward-thinking, environmentally and socially conscious real estate investment trust (REIT) that primarily owns, operates, acquires and develops holistically inspired, Class A multifamily properties that meet the sustainability-conscious lifestyle needs of today's residents while seeking to positively impact the communities it serves and the planet at large. The Company is guided by an experienced management team and Board of Directors, underpinned by leading corporate governance principles; a best-in-class, sustainable approach to operations; and an inclusive culture based on equality and meritocratic empowerment.
For additional information on Veris Residential, Inc. and our properties available for lease, please visit http:// www.verisresidential.com/.

The information in this press release must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the press release without reference to the 10-Q and the Public Filings, available at https://investors.verisresidential.com/financial-information.
We consider portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations, and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we may not anticipate. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading "Disclosure Regarding Forward-Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K, as may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise, except as required under applicable law.

Investors	Media
Anna Malhari	Amanda Shpiner/Grace Cartwright
Chief Operating Officer	Gasthalter & Co.
investors@verisresidential.com	veris-residential@gasthalter.com

Additional details on Company Information page.

Consolidated Balance Sheet
(in thousands) (unaudited)

	September 30, 2024	December 31, 2023
ASSETS
Rental property
Land and leasehold interests	$462,531	$474,499
Buildings and improvements	2,635,580	2,782,468
Tenant improvements	12,946	30,908
Furniture, fixtures and equipment	106,901	103,613
	3,217,958	3,391,488
Less – accumulated depreciation and amortization	(411,537)	(443,781)
	2,806,421	2,947,707
Real estate held for sale, net	—	58,608
Net investment in rental property	2,806,421	3,006,315
Cash and cash equivalents	12,782	28,007
Restricted cash	19,687	26,572
Investments in unconsolidated joint ventures	113,595	117,954
Unbilled rents receivable, net	2,204	5,500
Deferred charges and other assets, net	49,110	53,956
Accounts receivable	2,041	2,742
Total Assets	$3,005,840	$3,241,046
LIABILITIES & EQUITY
Revolving credit facility and term loans	353,580	—
Mortgages, loans payable and other obligations, net	1,324,336	1,853,897
Dividends and distributions payable	7,467	5,540
Accounts payable, accrued expenses and other liabilities	45,509	55,492
Rents received in advance and security deposits	10,993	14,985
Accrued interest payable	4,816	6,580
Total Liabilities	1,746,701	1,936,494
Redeemable noncontrolling interests	9,294	24,999
Total Stockholders’ Equity	1,116,337	1,137,478
Noncontrolling interests in subsidiaries:
Operating Partnership	104,092	107,206
Consolidated joint ventures	31,811	34,869
Total Noncontrolling Interests in Subsidiaries	$135,903	$142,075
Total Equity	$1,249,845	$1,279,553
Total Liabilities and Equity	$3,005,840	$3,241,046

Consolidated Statement of Operations
(In thousands, except per share amounts) (unaudited) 1

	Three Months Ended September 30,		Nine Months Ended September 30,
REVENUES	2024	2023	2024	2023
Revenue from leases	$62,227	$59,935	$183,786	$174,223
Management fees	794	1,230	2,587	2,785
Parking income	3,903	3,947	11,570	11,673
Other income	1,251	1,361	5,048	4,596
Total revenues	68,175	66,473	202,991	193,277
EXPENSES
Real estate taxes	8,572	9,301	27,251	25,158
Utilities	2,129	2,039	6,196	5,863
Operating services	10,156	13,583	35,354	37,195
Property management	3,762	3,533	13,370	9,864
General and administrative	8,956	14,604	29,019	34,460
Transaction related costs	—	2,704	1,406	7,051
Depreciation and amortization	21,159	21,390	61,592	65,008
Land and other impairments, net	2,619	—	2,619	3,396
Total expenses	57,353	67,154	176,807	187,995
OTHER (EXPENSE) INCOME
Interest expense	(21,507)	(23,715)	(64,683)	(67,422)
Interest cost of mandatorily redeemable noncontrolling interests	—	(36,392)	—	(49,782)
Interest and other investment income	181	1,240	2,255	5,283
Equity in earnings (loss) of unconsolidated joint ventures	(268)	210	2,919	2,843
Gain (loss) on disposition of developable land	—	—	11,515	(23)
Gain on sale of unconsolidated joint venture interests	—	—	7,100	—
Gain (loss) from extinguishment of debt, net	8	(1,046)	(777)	(3,702)
Other income (expense), net	(310)	(57)	(305)	2,794
Total other (expense) income, net	(21,896)	(59,760)	(41,976)	(110,009)
Loss from continuing operations before income tax expense	(11,074)	(60,441)	(15,792)	(104,727)
Provision for income taxes	(39)	(293)	(274)	(293)
Loss from continuing operations after income tax expense	(11,113)	(60,734)	(16,066)	(105,020)
Income from discontinued operations	206	61	1,877	691
Realized gains (losses) and unrealized gains (losses) on disposition of rental property and impairments, net	—	423	1,548	(2,286)
Total discontinued operations, net	206	484	3,425	(1,595)
Net loss	(10,907)	(60,250)	(12,641)	(106,615)
Noncontrolling interest in consolidated joint ventures	391	592	1,429	1,815
Noncontrolling interests in Operating Partnership of income from continuing operations	923	5,243	1,293	9,785
Noncontrolling interests in Operating Partnership in discontinued operations	(18)	(42)	(295)	134
Redeemable noncontrolling interests	(81)	(350)	(459)	(7,333)
Net loss available to common shareholders	$(9,692)	$(54,807)	$(10,673)	$(102,214)
Basic earnings per common share:
Net loss available to common shareholders	$(0.10)	$(0.60)	$(0.12)	$(1.16)
Diluted earnings per common share:
Net loss available to common shareholders	$(0.10)	$(0.60)	$(0.12)	$(1.16)
Basic weighted average shares outstanding	92,903	92,177	92,615	91,762
Diluted weighted average shares outstanding(6)	101,587	100,925	101,304	100,770

1 For more details see Reconciliation to Net Income (Loss) to NOI

FFO, Core FFO and Core AFFO

(in thousands, except per share/unit amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net loss available to common shareholders	$(9,692)	$(54,807)	$(10,673)	$(102,214)
Add (deduct): Noncontrolling interests in Operating Partnership	(923)	(5,243)	(1,293)	(9,785)
Noncontrolling interests in discontinued operations	18	42	295	(134)
Real estate-related depreciation and amortization on continuing operations(1)	23,401	23,746	68,547	72,087
Real estate-related depreciation and amortization on discontinued operations	—	1,926	668	10,870
Continuing operations: Gain on sale from unconsolidated joint ventures	—	—	(7,100)	—
Discontinued operations: Realized (gains) losses and unrealized (gains) losses on disposition of rental property, net	—	(423)	(1,548)	2,286
FFO(2)	$12,804	$(34,759)	$48,896	$(26,890)

Add/(Deduct):
Gain (Loss) from extinguishment of debt, net	(8)	1,046	777	3,714
Land and other impairments	2,619	—	2,619	3,396
(Gain) Loss on disposition of developable land	—	—	(11,515)	23
Rebranding and Severance/Compensation related costs (G&A)	206	5,904	2,079	7,869
Rebranding and Severance/Compensation related costs (Property Management)	26	288	2,390	288
Severance/Compensation related costs (Operating Expenses)	—	649	—	649
Rockpoint buyout premium	—	34,775	—	34,775
Redemption value adjustments to mandatorily redeemable noncontrolling interests	—	—	—	7,641
Amortization of derivative premium(7)	1,303	999	3,093	3,751
Derivative mark to market adjustment	16	—	16	—
Transaction related costs	—	2,704	1,406	7,051
Core FFO	$16,966	$11,606	$49,761	$42,267

Add (Deduct) Non-Cash Items:
Straight-line rent adjustments(3)	(341)	781	(683)	421
Amortization of market lease intangibles, net	(9)	—	(25)	(79)
Amortization of lease inducements	—	37	7	52
Amortization of stock compensation	3,005	3,234	9,979	9,725
Non-real estate depreciation and amortization	165	228	594	813
Amortization of deferred financing costs	1,675	1,353	4,486	3,185
Deduct:
Non-incremental revenue generating capital expenditures:
Building improvements	(2,288)	(2,247)	(4,890)	(6,678)
Tenant improvements and leasing commissions(4)	(55)	(125)	(142)	(1,106)
Core AFFO(2)	$19,118	$14,867	$59,087	$48,600

Funds from Operations per share/unit-diluted	$0.13	$(0.35)	$0.48	$(0.27)
Core Funds from Operations per share/unit-diluted	$0.17	$0.12	$0.49	$0.42
Core Adjusted Funds from Operations per share/unit-diluted	$0.19	$0.15	$0.58	$0.48
Dividends declared per common share	$0.07	$0.05	$0.1825	$0.05

See Non-GAAP Financial Definitions.
See Consolidated Statements of Operations page.

Adjusted EBITDA
($ in thousands) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Core FFO (calculated on a previous page)	$16,966	$11,606	$49,761	$42,267
Deduct:
Equity in (earnings) loss of unconsolidated joint ventures	268	(210)	(3,181)	(2,843)
Equity in earnings share of depreciation and amortization	(2,407)	(2,584)	(7,549)	(7,740)
Add-back:
Interest expense	21,507	23,715	64,683	68,244
Amortization of derivative premium	(1,303)	(999)	(3,093)	(3,751)
Derivative mark to market adjustment	(16)	—	(16)	—
Recurring joint venture distributions	2,374	2,896	8,252	8,982
Noncontrolling interests in consolidated joint ventures	(391)	(592)	(1,429)	(1,815)
Interest cost for mandatorily redeemable noncontrolling interests	—	1,617	—	7,366
Redeemable noncontrolling interests	81	350	459	7,333
Income tax expense	39	293	297	293
Adjusted EBITDA	$37,118	$36,092	$108,184	$118,336

See Consolidated Statements of Operations and Non-GAAP Financial Footnotes page.
See Non-GAAP Financial Definitions.

Components of Net Asset Value
($ in thousands)

Real Estate Portfolio			Other Assets

Operating Multifamily NOI[1]	Total	At Share	Cash and Cash Equivalents	$12,782
New Jersey Waterfront	$173,720	$147,629	Restricted Cash	19,687
Massachusetts	26,032	26,032	Other Assets	53,355
Other	30,712	22,651	Subtotal Other Assets	$85,824
Total Multifamily NOI	$230,464	$196,312
Commercial NOI[2]	3,524	2,851	Liabilities and Other Considerations
Total NOI	$233,988	$199,163
			Operating - Consolidated Debt at Share	$1,262,734
Non-Strategic Assets			Operating - Unconsolidated Debt at Share	295,863
			Other Liabilities	68,785
Estimated Land Value[3]		$187,311	Revolving Credit Facility[4]	157,000
Total Non-Strategic Assets		$187,311	Term Loan[4]	200,000
			Preferred Units	9,294
			Subtotal Liabilities and Other Considerations	$1,993,676

			Outstanding Shares[5]

			Diluted Weighted Average Shares Outstanding for 3Q 2024 (in 000s)	102,312

1 See Multifamily Operating Portfolio page for more details. The Real Estate Portfolio table is reflective of the quarterly NOI annualized.
2 See Commercial Assets and Developable Land page for more details.
3 Based off 4,139 potential units, see Commercial Assets and Developable Land page for more details.
4 On April 22, 2024, the Company secured a $500 million facility comprised of a $300 million revolver and $200 million delayed-draw term loan. The facility has a three-year term with a one-year extension option and a $200 million accordion feature. As of September 30, 2024. the Term Loan was fully drawn and hedged at a strike rate of 3.5%, expiring in July 2026. The Revolver was $157 million drawn, $150 million of the Revolver is hedged at a strike rate of 3.5%, expiring in June 2025.
5 Outstanding shares for the quarter ended September 30, 2024 is comprised of the following (in 000s): 92,903 weighted average common shares outstanding, 8,684 weighted average Operating Partnership common and vested LTIP units outstanding, and 725 shares representing the dilutive effect of stock-based compensation awards.

See Non-GAAP Financial Definitions.

Multifamily Operating Portfolio

(in thousands, except Revenue per home)

			Operating Highlights
			Percentage Occupied		Average Revenue per Home		NOI		Debt Balance
	Ownership	Apartments	3Q 2024	2Q 2024	3Q 2024	2Q 2024	3Q 2024	2Q 2024
NJ Waterfront
Haus25	100.0%	750	95.8%	95.3%	$4,950	$4,842	$7,931	$7,337	$343,061
Liberty Towers*	100.0%	648	91.7%	94.9%	4,237	4,206	5,506	4,833	—
BLVD 401	74.3%	311	94.7%	95.4%	4,304	4,186	2,592	2,236	116,016
BLVD 425	74.3%	412	95.2%	94.6%	4,147	4,052	3,413	3,161	131,000
BLVD 475	100.0%	523	96.8%	95.5%	4,241	4,122	4,319	4,474	165,000
Soho Lofts*	100.0%	377	95.6%	96.6%	4,832	4,731	3,375	3,067	—
Urby Harborside	85.0%	762	96.5%	96.7%	4,094	4,051	5,866	5,291	183,362
RiverHouse 9	100.0%	313	96.2%	96.6%	4,392	4,275	2,661	2,565	110,000
RiverHouse 11	100.0%	295	96.3%	96.7%	4,363	4,319	2,500	2,328	100,000
RiverTrace	22.5%	316	95.3%	94.7%	3,829	3,764	2,113	2,176	82,000
Capstone	40.0%	360	94.4%	95.9%	4,471	4,405	3,154	3,137	135,000
NJ Waterfront Subtotal	85.0%	5,067	95.3%	95.7%	$4,371	$4,291	$43,430	$40,605	$1,365,439
Massachusetts
Portside at East Pier	100.0%	180	95.9%	95.5%	$3,269	$3,208	$1,245	$1,198	$56,500
Portside 2 at East Pier	100.0%	296	94.8%	96.7%	3,446	3,395	2,108	2,117	95,827
145 Front at City Square*	100.0%	365	95.1%	93.0%	2,475	2,535	1,467	1,540	—
The Emery	100.0%	326	94.0%	94.2%	2,840	2,801	1,688	1,530	71,024
Massachusetts Subtotal	100.0%	1,167	94.8%	94.7%	$2,946	$2,931	$6,508	$6,385	$223,351
Other
The Upton	100.0%	193	88.8%	87.7%	$4,525	$4,637	$1,392	$1,320	$75,000
The James*	100.0%	240	93.8%	94.5%	3,148	3,113	1,535	1,365	—
Signature Place*	100.0%	197	96.1%	93.7%	3,201	3,210	1,022	978	—
Quarry Place at Tuckahoe	100.0%	108	98.1%	97.1%	4,293	4,436	723	815	41,000
Riverpark at Harrison	45.0%	141	97.2%	93.6%	2,823	2,923	570	526	30,192
Metropolitan at 40 Park[1]	25.0%	130	95.6%	92.8%	3,722	3,750	731	735	34,100
Station House	50.0%	378	94.7%	93.4%	3,017	2,851	1,705	1,627	87,883
Other Subtotal	73.8%	1,387	94.5%	93.1%	$3,421	$3,411	$7,678	$7,366	$268,175
Operating Portfolio[2,3]	85.2%	7,621	95.1%	95.1%	$3,980	$3,923	$57,616	$54,356	$1,856,965

1 As of September 30, 2024, Priority Capital included Metropolitan at $23.3 million (Prudential).
2 Rental revenue associated with retail leases is included in the NOI disclosure above. Total sf outlined on Annex 6: Multifamily Operating Portfolio excludes approximately 189,367 sqft of ground floor retail, of which 142,739 sf was leased as of September 30, 2024.
3 See Unconsolidated Joint Ventures and Annex 6: Multifamily Operating Portfolio for more details.
*Properties that are currently in the collateral pool for the Term Loan and Revolving Credit Facility.

See Non-GAAP Financial Definitions.
                                                            12

Commercial Assets and Developable Land

($ in thousands)

Commercial	Location	Ownership	Rentable SF	Percentage Leased 3Q 2024	Percentage Leased 2Q 2024	NOI 3Q 2024	NOI 2Q 2024	Debt Balance
Port Imperial Garage South	Weehawken, NJ	70.0%	320,426	N/A	N/A	$590	$591	$31,237
Port Imperial Garage North	Weehawken, NJ	100.0%	304,617	N/A	N/A	12	(1)	—
Port Imperial Retail South	Weehawken, NJ	70.0%	18,064	92.0%	92.0%	115	77	—
Port Imperial Retail North	Weehawken, NJ	100.0%	8,400	100.0%	100.0%	46	127	—
Riverwalk at Port Imperial	West New York, NJ	100.0%	29,923	80.0%	80.0%	164	111	—
Shops at 40 Park[1]	Morristown, NJ	25.0%	50,973	69.0%	69.0%	(46)	656	6,010
Commercial Total		80.9%	732,403	78.4%	78.4%	$881	$1,561	$37,247

Developable Land Parcel Units[2]
NJ Waterfront	2,351
Massachusetts	849
Other	939
Developable Land Parcel Units Total	4,139

1 The Company sold this joint venture on October 22, 2024.
2 The Company has an additional 13,775 SF of developable retail space within land developments that is not represented in this table.

See Non-GAAP Financial Definitions.

Same Store Market Information1

Sequential Quarter Comparison

(NOI in thousands)

		NOI at Share			Occupancy			Blended Lease Rate[2]
	Apartments	3Q 2024	2Q 2024	Change	3Q 2024	2Q 2024	Change	3Q 2024	2Q 2024	Change
New Jersey Waterfront	5,067	$38,836	$36,180	7.3%	95.3%	95.7%	(0.4)%	6.6%	6.0%	0.6%
Massachusetts	1,167	6,765	6,636	1.9%	94.8%	94.7%	0.1%	0.7%	5.0%	(4.3)%
Other[3]	1,387	6,218	6,135	1.4%	94.5%	93.1%	1.4%	0.5%	3.0%	(2.5)%
Total	7,621	$51,819	$48,951	5.9%	95.1%	95.1%	—%	4.6%	5.4%	(0.8)%

Year-over-Year Third Quarter Comparison

(NOI in thousands)

		NOI at Share			Occupancy			Blended Lease Rate[2]
	Apartments	3Q 2024	3Q 2023	Change	3Q 2024	3Q 2023	Change	3Q 2024	3Q 2023	Change
New Jersey Waterfront	5,067	$38,836	$34,591	12.3%	95.3%	95.9%	(0.6)%	6.6%	10.3%	(3.7)%
Massachusetts	1,167	6,765	6,822	(0.8)%	94.8%	94.1%	0.7%	0.7%	7.3%	(6.6)%
Other[3]	1,387	6,218	6,376	(2.5)%	94.5%	94.2%	0.3%	0.5%	8.3%	(7.8)%
Total	7,621	$51,819	$47,789	8.4%	95.1%	95.3%	(0.2)%	4.6%	9.6%	(5.0)%

Average Revenue per Home (based on 7,621 units)

	Apartments	3Q 2024	2Q 2024	1Q 2024	4Q 2023	3Q 2023	2Q 2023
New Jersey Waterfront	5,067	$4,371	$4,291	$4,274	$4,219	$4,084	$4,048
Massachusetts	1,167	2,946	2,931	2,893	2,925	2,918	2,836
Other[3]	1,387	3,421	3,411	3,374	3,307	3,350	3,356
Total	7,621	$3,980	$3,923	$3,899	$3,855	$3,772	$3,736
1 All statistics are based off the current 7,621 Same Store pool.
2 Blended lease rates exclude properties not managed by Veris.
3 "Other" includes properties in Suburban NJ, New York, and Washington, DC. See Multifamily Operating Portfolio page for breakout.
See Non-GAAP Financial Definitions.

Same Store Performance
($ in thousands)

Multifamily Same Store[1]
	Three Months Ended September 30,				Nine Months Ended September 30,				Sequential
	2024	2023	Change	%	2024	2023	Change	%	3Q24	2Q24	Change	%
Apartment Rental Income	$68,830	$66,061	$2,769	4.2%	$203,111	$192,212	$10,899	5.7%	$68,830	$67,584	$1,246	1.8%
Parking/Other Income	7,013	6,887	126	1.8%	21,569	20,015	1,554	7.8%	7,013	7,161	(148)	(2.1)%
Total Property Revenues[2]	$75,843	$72,948	$2,895	4.0%	$224,680	$212,227	$12,453	5.9%	$75,843	$74,745	$1,098	1.5%
Marketing & Administration	2,447	2,520	(73)	(2.9)%	7,120	7,188	(68)	(0.9)%	2,447	2,535	(88)	(3.5)%
Utilities	2,503	2,415	88	3.6%	7,265	6,894	371	5.4%	2,503	2,188	315	14.4%
Payroll	4,399	4,666	(267)	(5.7)%	13,012	13,297	(285)	(2.1)%	4,399	4,315	84	1.9%
Repairs & Maintenance	4,103	3,942	161	4.1%	12,102	11,042	1,060	9.6%	4,103	4,386	(283)	(6.5)%
Controllable Expenses	$13,452	$13,543	$(91)	(0.7)%	$39,499	$38,421	$1,078	2.8%	$13,452	$13,424	$28	0.2%
Other Fixed Fees	755	763	(8)	(1.0)%	2,188	2,216	(28)	(1.3)%	755	712	43	6.0%
Insurance	703	1,163	(460)	(39.6)%	4,264	4,724	(460)	(9.7)%	703	1,781	(1,078)	(60.5)%
Real Estate Taxes	9,114	9,670	(556)	(5.7)%	28,571	26,190	2,381	9.1%	9,114	9,877	(763)	(7.7)%
Non-Controllable Expenses	$10,572	$11,596	$(1,024)	(8.8)%	$35,023	$33,130	$1,893	5.7%	$10,572	$12,370	$(1,798)	(14.5)%
Total Property Expenses	$24,024	$25,139	$(1,115)	(4.4)%	$74,522	$71,551	$2,971	4.2%	$24,024	$25,794	$(1,770)	(6.9)%
Same Store GAAP NOI	$51,819	$47,809	$4,010	8.4%	$150,158	$140,676	$9,482	6.7%	$51,819	$48,951	$2,868	5.9%
Real Estate Tax Adjustments[3]	—	20	(20)		—	1,689	(1,689)		—	—	—
Normalized Same Store NOI	$51,819	$47,789	$4,030	8.4%	$150,158	$138,987	$11,171	8.0%	$51,819	$48,951	$2,868	5.9%

Normalized SS NOI Margin	68.3%	65.5%	2.8%		66.8%	65.5%	1.3%		68.3%	65.5%	2.8%
Total Units	7,621	7,621			7,621	7,621			7,621	7,621
% Ownership	85.2%	85.2%			85.2%	85.2%			85.2%	85.2%
% Occupied - Quarter End	95.1%	95.3%	(0.2)%		95.1%	95.3%	(0.2)%		95.1%	95.1%	—%
1 Values represent the Company's pro rata ownership of the operating portfolio. The James and Haus25 were added to the Same Store pool in 1Q 2024.
2 Revenues reported based on Generally Accepted Accounting Principals or "GAAP".
3 Represents tax settlements and final tax rate adjustments recognized that are applicable to prior periods.

Debt Profile

($ in thousands)

	Lender	Effective Interest Rate(1)	September 30, 2024	December 31, 2023	Date of Maturity
Repaid Permanent Loans in 2024
Soho Lofts(2)	Flagstar Bank	3.77%	—	158,777	07/01/29
145 Front at City Square(3)	US Bank	SOFR+1.84%	—	63,000	12/10/26
Signature Place(4)	Nationwide Life Insurance Company	3.74%	—	43,000	08/01/24
Liberty Towers(5)	American General Life Insurance Company	3.37%	—	265,000	10/01/24
Repaid Permanent Loans in 2024			$—	$529,777
Secured Permanent Loans
Portside 2 at East Pier	New York Life Insurance Co.	4.56%	95,827	97,000	03/10/26
BLVD 425	New York Life Insurance Co.	4.17%	131,000	131,000	08/10/26
BLVD 401	New York Life Insurance Co.	4.29%	116,016	117,000	08/10/26
Portside at East Pier(6)	KKR	SOFR + 2.75%	56,500	56,500	09/07/26
The Upton(7)	Bank of New York Mellon	SOFR + 1.58%	75,000	75,000	10/27/26
RiverHouse 9(8)	JP Morgan	SOFR + 1.41%	110,000	110,000	06/21/27
Quarry Place at Tuckahoe	Natixis Real Estate Capital, LLC	4.48%	41,000	41,000	08/05/27
BLVD 475	The Northwestern Mutual Life Insurance Co.	2.91%	165,000	165,000	11/10/27
Haus25	Freddie Mac	6.04%	343,061	343,061	09/01/28
RiverHouse 11	The Northwestern Mutual Life Insurance Co.	4.52%	100,000	100,000	01/10/29
Port Imperial Garage South	American General Life & A/G PC	4.85%	31,237	31,645	12/01/29
The Emery	Flagstar Bank	3.21%	71,024	72,000	01/01/31
Secured Permanent Loans Outstanding			$1,335,665	$1,339,206
Secured and/or Repaid Permanent Loans			$1,335,665	$1,868,983
Unamortized Deferred Financing Costs			(11,329)	(15,086)
Secured Permanent Loans			$1,324,336	$1,853,897
Secured RCF & Term Loans:
Revolving Credit Facility(9)	Various Lenders	SOFR + 2.71%	$157,000	$—	04/22/27
Term Loan(9)	Various Lenders	SOFR + 2.71%	200,000	—	04/22/27
RCF & Term Loan Balances			$357,000	$—
Unamortized Deferred Financing Costs			(3,420)	—
Total RCF & Term Loan Debt			$353,580	$—
Total Debt			$1,677,916	$1,853,897

See to Debt Profile Footnotes page.

Debt Summary and Maturity Schedule

As of September 30, 99.6% of the Company's total pro forma debt portfolio (consolidated and unconsolidated) is hedged or fixed. The Company's total debt portfolio has a weighted average interest rate of 4.96% and a weighted average maturity of 3.3 years.

($ in thousands)

	Balance	% of Total	Weighted Average Interest Rate	Weighted Average Maturity in Years
Fixed Rate & Hedged Debt
Fixed Rate & Hedged Secured Debt	$1,685,665	99.6%	4.93%	3.0
Variable Rate Debt
Variable Rate Debt[1]	7,000	0.4%	7.65%	2.6
Totals / Weighted Average	$1,692,665	100.0%	4.94%	3.0
Unamortized Deferred Financing Costs	(14,749)
Total Consolidated Debt, net	$1,677,916
Partners’ Share	(72,941)
VRE Share of Total Consolidated Debt, net[2]	$1,604,975

Unconsolidated Secured Debt
VRE Share	$295,863	53.0%	4.88%	4.5
Partners’ Share	262,684	47.0%	4.88%	4.5
Total Unconsolidated Secured Debt	$558,547	100.0%	4.88%	4.5

Pro Rata Debt Portfolio
Fixed Rate & Hedged Secured Debt	$1,907,280	99.6%	4.95%	3.3
Variable Rate Secured Debt	8,503	0.4%	7.59%	2.2
Total Pro Rata Debt Portfolio	$1,915,783	100.0%	4.96%	3.3

Debt Maturity Schedule as of September 303,4

1 Variable rate debt includes the unhedged balance on the Revolver.
2 Minority interest share of consolidated debt is comprised of $33.7 million at BLVD 425, $29.9 million at BLVD 401 and $9.4 million at Port Imperial South Garage.
3 The Term Loan, Revolver and Unused Revolver Capacity are are shown with the one-year extension option utilized on the new facilities. At quarter end, the Term Loan was fully drawn and hedged at a strike of 3.5%, expiring July 2026. The Revolver is partially capped with $150 million notional capped at a strike rate of 3.5%, expiring in June 2025.
4 The graphic reflects consolidated debt balances only.

Annex 1: Transaction Activity

2024 Dispositions to Date
$ in thousands except per SF
	Location	Transaction Date	Number of Buildings	SF	Gross Asset Value
Land
2 Campus Drive	Parsippany-Troy Hills, NJ	1/3/2024	N/A	N/A	$9,700
107 Morgan	Jersey City, NJ	4/16/2024	N/A	N/A	54,000
6 Becker/85 Livingston	Roseland, NJ	4/30/2024	N/A	N/A	27,900
Subtotal Land					$91,600
Multifamily
Metropolitan Lofts[1]	Morristown, NJ	1/12/2024	1	54,683	$30,300
Subtotal Multifamily			1	54,683	$30,300
Office
Harborside 5	Jersey City, NJ	3/20/2024	1	977,225	$85,000
Subtotal Office			1	977,225	$85,000
Retail
Shops at 40 Park[2]	Morristown, NJ	10/22/2024	1	50,973	$15,700
Subtotal Retail			1	50,973	$15,700
			2024 Dispositions to Date		$222,600

1 The joint venture sold the property; releasing approximately $6 million of net proceeds to the Company.
2 The joint venture sold the property for $15.7 million, of which the Company did not receive any net proceeds after repayment of property-level debt,, selling expenses, and preferred return to our joint venture partner.

Annex 2: Reconciliation of Net Income (Loss) to NOI (three months ended)

	3Q 2024	2Q 2024
	Total	Total
Net Income (Loss)	$(10,907)	$2,735
Deduct:
Income from discontinued operations	(206)	(1,419)
Management Fees	(794)	(871)
Interest and other investment income	(181)	(1,536)
Equity in (earnings) loss of unconsolidated joint ventures	268	(2,933)
(Gain) loss on disposition of developable land	—	(10,731)
(Gain) loss from extinguishment of debt, net	(8)	785
Other income, net	310	250
Add:
Property management	3,762	4,366
General and administrative	8,956	8,975
Transaction related costs	—	890
Depreciation and amortization	21,159	20,316
Interest expense	21,507	21,676
Provision for income taxes	39	176
Net Operating Income (NOI)	$41,286	$42,679

Summary of Consolidated Multifamily NOI by Type (unaudited):	3Q 2024	2Q 2024
Total Consolidated Multifamily - Operating Portfolio	$43,477	$40,864
Total Consolidated Commercial	927	905
Total NOI from Consolidated Properties (excl. unconsolidated JVs/subordinated interests)	$44,404	$41,769
NOI (loss) from services, land/development/repurposing & other assets	427	1,166
Total Consolidated Multifamily NOI	$44,831	$42,935

See Consolidated Statement of Operations page.

See Non-GAAP Financial Definitions.

Annex 3: Consolidated Statement of Operations and Non-GAAP Financial Footnotes

FFO, Core FFO, AFFO, NOI, & Adjusted EBITDA

1.Includes the Company’s share from unconsolidated joint ventures, and adjustments for noncontrolling interest of $2.4 million and $2.6 million for the three months ended September 30, 2024 and 2023, respectively, and $7.5 million and $7.7 million for the nine months ended September 30, 2024 and 2023, respectively. Excludes non-real estate-related depreciation and amortization of $0.2 million and $0.2 million for the three months ended September 30, 2024 and 2023, respectively, and $0.6 million and $0.8 million for the nine months ended September 30, 2024 and 2023, respectively.
2.Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (Nareit). See Non-GAAP Financial Definitions for information About FFO, Core FFO, AFFO, NOI & Adjusted EBITDA.
3.Includes the Company's share from unconsolidated joint ventures of $58 thousand and $40 thousand for the three months ended September 30, 2024 and 2023, respectively, and ($35) thousand and $26 thousand for the nine months ended September 30, 2024 and 2023, respectively.
4.Excludes expenditures for tenant spaces in properties that have not been owned by the Company for at least a year.
5.Net Debt calculated by taking the sum of secured revolving credit facility, secured term loan, and mortgages, loans payable and other obligations, and deducting cash and cash equivalents and restricted cash, all at period end.
6.Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares 8,684 and 8,748 shares for the three months ended September 30, 2024 and 2023, respectively, and 8,689 and 9,007 for the nine months ended September 30, 2024 and 2023, respectively, plus dilutive Common Stock Equivalents (i.e. stock options).
7.Includes the Company's share from unconsolidated joint ventures of $72 thousand for the three months and nine months ended September 30, 2024.

Back to Consolidated Statement of Operations page.
Back to FFO, Core FFO and Core AFFO page.
Back to Adjusted EBITDA page

Annex 4: Unconsolidated Joint Ventures

($ in thousands)

Property	Units	Physical Occupancy	VRE's Nominal Ownership[1]	3Q 2024 NOI[2]	Total Debt	VRE Share of 3Q NOI	VRE Share of Debt
Multifamily
Urby Harborside	762	96.5%	85.0%	$5,866	$183,362	$4,986	$155,858
RiverTrace at Port Imperial	316	95.3%	22.5%	2,113	82,000	475	18,450
Capstone at Port Imperial	360	94.4%	40.0%	3,154	135,000	1,262	54,000
Riverpark at Harrison	141	97.2%	45.0%	570	30,192	257	13,586
Metropolitan at 40 Park	130	95.6%	25.0%	731	34,100	183	8,525
Station House	378	94.7%	50.0%	1,705	87,883	853	43,942
Total Multifamily	2,087	95.6%	55.0%	$14,139	$552,537	$8,015	$294,361
Retail
Shops at 40 Park[3]	N/A	69.0%	25.0%	(46)	6,010	(12)	1,503
Total Retail	N/A	69.0%	25.0%	$(46)	$6,010	$(12)	$1,503
Total UJV	2,087		55.0%	$14,093	$558,547	$8,003	$295,863
1 Amounts represent the Company's share based on ownership percentage.
2 The sum of property level revenue, straight line and ASC 805 adjustments; less: operating expenses, real estate taxes and utilities.
3 The Company sold this joint venture on October 22, 2024.

Annex 5: Debt Profile Footnotes

1.Effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to-market adjustment of acquired debt and other transaction costs, as applicable.
2.The loan on Soho Lofts was repaid in full on June 28, 2024, through a $55 million Term Loan draw.
3.The loan on 145 Front Street was repaid in full on May 22, 2024 using cash on hand.
4.The loan on Signature Place was repaid in full at maturity on August 1, 2024, through a $43 million Term Loan draw.
5.The loan on Liberty Towers was repaid in full at maturity on September 30, 2024, through a combination of a $102 million Term Loan draw, $157 million Revolver draw and cash on hand.
6.The loan on Portside at East Pier is capped at a strike rate of 3.5%, expiring in September 2026.
7.The loan on Upton is capped at a strike rate of 1.0%, expiring in October 2024. The Company intends to place a new cap on this loan at expiration.
8.The loan on RiverHouse 9 is capped at a strike rate of 3.5%, expiring in July 2026.
9.The Company's facilities consist of a $300 million Revolver and $200 million delayed-draw Term Loan and are supported by a group of eight lenders. The eight lenders consists of JP Morgan Chase and Bank of New York Mellon as Joint Bookrunners; Bank of America Securities, Capital One, Goldman Sachs Bank USA, and RBC Capital Markets as Joint Lead Arrangers; and Associated Bank and Eastern Bank as participants. The facilities have a three-year term ending April 2027, with a one-year extension option. The Term Loan was accessed three times ($55 million in June, $43 million in August and $102 million in September) and was fully drawn as of September 30, 2024. The three Term Loan tranches are capped at a strike rate of 3.5%, expiring in July 2026. As of September 30, 2024, the Revolver was $157 million drawn, of which $150 million was capped at a strike rate of 3.5%, expiring in June 2025.

	Balance as of September 30, 2024	Initial Spread	Deferred Financing Costs	5 bps reduction KPI	Updated Spread	SOFR or SOFR Cap	All In Rate
Secured Revolving Credit Facility (Unhedged)	$7,000,000	2.10%	0.66%	(0.05)%	2.71%	4.94%	7.65%
Secured Revolving Credit Facility	$150,000,000	2.10%	0.66%	(0.05)%	2.71%	3.50%	6.21%
Secured Term Loan	$200,000,000	2.10%	0.66%	(0.05)%	2.71%	3.50%	6.21%

Back to Debt Profile page.

Annex 6: Multifamily Property Information

	Location	Ownership	Apartments	Rentable SF	Average Size	Year Complete
NJ Waterfront
Haus25	Jersey City, NJ	100.0%	750	617,787	824	2022
Liberty Towers	Jersey City, NJ	100.0%	648	602,210	929	2003
BLVD 401	Jersey City, NJ	74.3%	412	369,515	897	2003
BLVD 425	Jersey City, NJ	100.0%	523	475,459	909	2011
BLVD 475	Jersey City, NJ	74.3%	311	273,132	878	2016
Soho Lofts	Jersey City, NJ	100.0%	377	449,067	1,191	2017
Urby Harborside	Jersey City, NJ	85.0%	762	474,476	623	2017
RiverHouse 9	Weehawken, NJ	100.0%	313	245,127	783	2021
RiverHouse 11	Weehawken, NJ	100.0%	295	250,591	849	2018
RiverTrace	West New York, NJ	22.5%	316	295,767	936	2014
Capstone	West New York, NJ	40.0%	360	337,991	939	2021
NJ Waterfront Subtotal		85.0%	5,067	4,391,122	867
Massachusetts
Portside at East Pier	East Boston, MA	100.0%	180	154,859	862	2015
Portside 2 at East Pier	East Boston, MA	100.0%	296	230,614	779	2018
145 Front at City Square	Worcester, MA	100.0%	365	304,936	835	2018
The Emery	Revere, MA	100.0%	326	273,140	838	2020
Massachusetts Subtotal		100.0%	1,167	963,549	826
Other
The Upton	Short Hills, NJ	100.0%	193	217,030	1,125	2021
The James	Park Ridge, NJ	100.0%	240	215,283	897	2021
Signature Place	Morris Plains, NJ	100.0%	197	203,716	1,034	2018
Quarry Place at Tuckahoe	Eastchester, NY	100.0%	108	105,551	977	2016
Riverpark at Harrison	Harrison, NJ	45.0%	141	124,774	885	2014
Metropolitan at 40 Park	Morristown, NJ	25.0%	130	124,237	956	2010
Station House	Washington, DC	50.0%	378	290,348	768	2015
Other Subtotal		73.8%	1,387	1,280,939	924
Operating Portfolio[1]		85.2%	7,621	6,635,610	871

Back to Multifamily Operating Portfolio page.
1 Total sf outlined excludes approximately 189,367 sqft of ground floor retail, of which 142,739 sf was leased as of September 30, 2024.

Annex 7: Noncontrolling Interests in Consolidated Joint Ventures

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
BLVD 425	$155	$59	$327	$130
BLVD 401	(528)	(672)	(1,687)	(1,919)
Port Imperial Garage South	12	21	(3)	(40)
Port Imperial Retail South	5	21	34	84
Other consolidated joint ventures	(35)	(21)	(100)	(70)
Net losses in noncontrolling interests	$(391)	$(592)	$(1,429)	$(1,815)
Depreciation in noncontrolling interests	721	715	2,179	2,141
Funds from operations - noncontrolling interest in consolidated joint ventures	$330	$123	$750	$326
Interest expense in noncontrolling interest in consolidated joint ventures	787	790	2,359	2,374
Net operating income before debt service in consolidated joint ventures	$1,117	$913	$3,109	$2,700

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Non-GAAP Financial Definitions
NON-GAAP FINANCIAL MEASURES
Included in this financial package are Funds from Operations, or FFO, Core Funds from Operations, or Core FFO, net operating income, or NOI and Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization, or Adjusted EBITDA, each a “non-GAAP financial measure,” measuring Veris Residential, Inc.’s historical or future financial performance that is different from measures calculated and presented in accordance with generally accepted accounting principles (“U.S. GAAP”), within the meaning of the applicable Securities and Exchange Commission rules. Veris Residential, Inc. believes these metrics can be a useful measure of its performance which is further defined.

Adjusted Earnings Before Interest, Tax, Depreciation and Amortization (Adjusted "EBITDA")
The Company defines Adjusted EBITDA as Core FFO, plus interest expense, plus income tax expense, plus income (loss) in noncontrolling interest in consolidated joint ventures, and plus adjustments to reflect the entity's share of Adjusted EBITDA of unconsolidated joint ventures. The Company presents Adjusted EBITDA because the Company believes that Adjusted EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. Adjusted EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.

Blended Net Rental Growth Rate or Blended Lease Rate
Weighted average of the net effective change in rent (inclusive of concessions) for a lease with a new resident or for a renewed lease compared to the rent for the prior lease of the identical apartment unit.
Core FFO and Adjusted FFO ("AFFO")
Core FFO is defined as FFO, as adjusted for certain items to facilitate comparative measurement of the Company's performance over time. Adjusted FFO ("AFFO") is defined as Core FFO less (i) recurring tenant improvements, leasing commissions, and capital expenditures, (ii) straight-line rents and amortization of acquired above/below market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. Core FFO and Adjusted AFFO are presented solely as supplemental disclosure that the Company's management believes provides useful information to investors and analysts of its results, after adjusting for certain items to facilitate comparability of its performance from period to period. Core FFO and Adjusted FFO are non-GAAP financial measures that are not intended to represent cash flow and are not indicative of cash flows provided by operating activities as determined in accordance with GAAP. As there is not a generally accepted definition established for Core FFO and Adjusted FFO, the Company's measures of Core FFO may not be comparable to the Core FFO and Adjusted FFO reported by other REITs. A reconciliation of net income per share to Core FFO and Adjusted FFO in dollars and per share are included in the financial tables accompanying this press release.

Funds From Operations ("FFO")
FFO is defined as net income (loss) before noncontrolling interests in Operating Partnership, computed in accordance with U.S. GAAP, excluding gains or losses from depreciable rental property transactions (including both acquisitions and dispositions), and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from property transactions and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.
FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“Nareit”). A reconciliation of net income per share to FFO per share is included in the financial tables accompanying this press release.
NOI and Same Store NOI
NOI represents total revenues less total operating expenses, as reconciled to net income above. The Company considers NOI to be a meaningful non-GAAP financial measure for making decisions and assessing unlevered performance of its property types and markets, as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company’s use of NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not affect the overall performance of the individual assets being measured and assessed.
Same Store NOI is presented for the same store portfolio, which comprises all properties that were owned by the Company throughout both of the reporting periods.

Company Information

Company Information

Corporate Headquarters	Stock Exchange Listing	Contact Information
Veris Residential, Inc.	New York Stock Exchange	Veris Residential, Inc.
210 Hudson St., Suite 400		Investor Relations Department
Jersey City, New Jersey 07311	Trading Symbol	210 Hudson St., Suite 400
(732) 590-1010	Common Shares: VRE	Jersey City, New Jersey 07311

Anna Malhari
Chief Operating Officer
E-Mail: amalhari@verisresidential.com
Web: www.verisresidential.com

Executive Officers

Mahbod Nia	Amanda Lombard	Taryn Fielder
Chief Executive Officer	Chief Financial Officer	General Counsel and Secretary

Anna Malhari	Jeff Turkanis
Chief Operating Officer	EVP & Chief Investment Officer

Equity Research Coverage

Bank of America Merrill Lynch	BTIG, LLC	Citigroup
Josh Dennerlein	Thomas Catherwood	Nicholas Joseph

Evercore ISI	Green Street Advisors	JP Morgan
Steve Sakwa	John Pawlowski	Anthony Paolone

Truist
Michael R. Lewis
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